                                [US BANK LOGO]


                               PROMISSORY NOTE

Principal          Loan Date       Maturity    Loan No.    Call      Collateral     Account      Officer   Initials
3,500,000.00       12-19-2000      04-05-2001  849-18/26             140            6608780924   SML52

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Borrower:  PDS FINANCIAL CORPORATION; ET. AL.
           6171 MCLEOD DRIVE
           LAS VEGAS, NV 89120

Lender:    U.S. BANK NATIONAL ASSOCIATION
           Commercial Services Group
           2300 W. Sahara, Suite 200
           Las Vegas, NV 89102

===============================================================================

Principal Amount:  $3,500,000.00        Date of Note: December 19, 2000

PROMISE TO PAY. PDS FINANCIAL CORPORATION and PDS FINANCIAL CORPORATION-NEVADA (referred to in this Note individually and collectively as "Borrower") jointly and severally promise to pay to U.S. BANK NATIONAL ASSOCIATION ("Lender") or order, in lawful money of the United States of America, the principal amount of Three Million Five Hundred Thousand & 00/100 Dollars ($3,500,000.00) or so much as date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan on demand, or if no demands is made, in one payment of all outstanding principal plus all accrued unpaid interest on April 5, 2001. In addition, Borrower will pay regular monthly payments of accrued unpaid interest beginning January 15, 2001, and all subsequent interest payments are due on the same day of each month after that. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the LENDER'S PRIME RATE. THIS IS THE RATE OF INTEREST WHICH LENDER FROM TIME TO TIME ESTABLISHES AS ITS PRIME RATE AND NOT, FOR EXAMPLE, THE LOWEST RATE OF INTEREST WHICH LENDER COLLECTS FROM ANY BORROWER OR CLASS OF BORROWER OR CLASS OF BORROWERS (1"index"). THE INTEREST RATE SHALL BE ADJUSTED WITHOUT NOTICE EFFECTIVE ON THE DAY LENDER'S PRIME RATE CHANGES. Lender shall tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each DAY. The Interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 0.750 percentage points over the Index. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT.

Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, they will reduce the principal balance due.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement or any other agreement, in favor of any other creditor or person that may materially affect any or Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents. (d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws: (f) Borrower is in default under any other note, security agreement, lease agreement or lease schedule, loan agreement or other agreement, whether now existing or hereafter made, between Borrower and U.S. Bancorp or any direct or indirect subsidiary of U.S. Bancorp. (g) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (h) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (i) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired. (j) Lender in good faith deems itself insecure.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the variable interest rate on this Note to 5.750 percentage points over the Index. The interest rate will not exceed the maximum rate permitted by applicable law. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals and any anticipated post-judgment collection service. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. This Note has been delivered to Lender and accepted by Lender in the State of Nevada. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Washoe County, the State of Nevada (Initial Here--------). Subject to the provisions on arbitration, this Note shall be governed by and construed in accordance with the laws of the State of Nevada.

RIGHT OF SETOFF. Borrower grants to Lender a contractual security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note may be requested either orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. All communications instructions or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer prints-outs. Lender will have no obligation to advance funds under this Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note: (b) Borrower or any guarantor ceases doing business or is insolvent: (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender: (d) Borrower has applied funds provided pursuant to this Note for purpose other than those authorized by Lender: or (e) Lender in good faith deems itself insecure under this Note or any agreement between Lender and Borrower.

ARBITRATION. Lender and Borrower agree that all disputes, claims and controversies between them whether individual joints, or class in nature arising from this Note or otherwise, including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association, upon request of either party. No act to take or dispose of any collateral securing this Note shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to
Article 9 of the Uniform Commercial Code. Any disputes claims or controversies concerning the lawfulness or reasonableness of any act or exercise of any right concerning any collateral securing this Note, including any claim to rescind, reform, or otherwise modify any agreement relating to the collateral securing this Note, shall also be arbitrated; provided, however, that no arbitration shall have the right or the power to enjoin or restrain any act of any party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this Note shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

LATE CHARGE. If a payment is 15 days or more past due, Borrower will be charged a late charge of 5% of the delinquent payment.

PRIOR NOTE. RENEWAL AND EXTENSION. This Note is given in renewal and extension and not in novation of the following described indebtedness: That certain Promissory Note dated OCTOBER 11, 1999, in the amount of $5,000,000.00 executed by Borrower payable to Lender. It is further agreed that all liens and security interest securing said indebtedness are hereby renewed and extended to secure the Note and all renewals, extensions and modifications thereof.

[LOGO]

                 DISBURSEMENT REQUEST AND AUTHORIZATION

Principal       Loan Date     Maturity     Loan No.      Call    Collateral    Account     Officer    Initials
$3,500,000.00  12-19-2000     04-05-2001   849-18/26             140           6608780924  SML52
-----------------------------------------------------------------------------------------------

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.


Borrower:   PDS FINANCIAL CORPORATION; ET. AL.     LENDER:   U.S. BANK NATIONAL ASSOCIATION
            6171 MCLEOD DRIVE                                Commercial Services Group
            LAS VEGAS, NV 89120                              2300 W. Sahara, Suite 200
                                                             Las Vegas, NV 89102
===============================================================================================

LOAN TYPE. This is a Variable Rate (0.750% over LENDER'S PRIME RATE. THIS IS THE RATE OF INTEREST WHICH LENDER FROM TIME TO TIME ESTABLISHES AS ITS PRIME RATE AND IS NOT, FOR EXAMPLE, THE LOWEST RATE OF INTEREST WHICH LENDER COLLECTS FROM ANY BORROWER OR CLASS OF BORROWERS). Revolving Line of Credit Loan to PDS FINANCIAL CORPORATION and PDS FINANCIAL CORPORATION-NEVADA for $3,500,000.00 due on April 5, 2001. This is a secured renewal of the following described indebtedness: RENEWAL AND EXTENSION. This Note is given in renewal and extension and not in novation of the following described indebtedness: That certain Promissory Note dated OCTOBER 11, 1999, in the amount of $5,000,000.00 executed by Borrower payable to Lender. It is further agreed that all liens and security interest securing said indebtedness are hereby renewed and extended to secure the Note and all renewals, extensions and modifications thereof.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

     / / Personal, Family, or Household Purposes or Personal Investment. /X/ Business (Including Real Estate Investment).

SPECIFIC PURPOSE. The specific purpose of this loan is: GAMING EQUIPMENT PURCHASES.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $3,500,000.00 as follows:

                Undisbursed Funds:                      $3,500,000.00
                                                      -----------------
                Note Principal:                         $3,500,000.00

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

                Prepaid Finance Charges Paid in Cash:       $6,562.50
                  $6,562.50 (prorated for 6 months)
                                                         ----------------
                Total Charges Paid in Cash:                 $6,562.50



FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWERS MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED DECEMBER 19, 2000.

BORROWER:

PDS FINANCIAL CORPORATION

By:
   -----------------------------------------------
   AUTHORIZED OFFICER, TITLE   CEO
                            ----------------------

PDS FINANCIAL CORPORATION-NEVADA, Co-Borrower

By:
   -----------------------------------------------
   AUTHORIZED OFFICER,     CFO
                      ----------------------------

12-19-2000                            [ILLEGIBLE]
Loan No. 849-18/26                    (Continued)

===============================================================================
GENERAL PROVISIONS. This Note is payable on demand. The inclusion of specific default provisions or rights of Lender shall not preclude Lender's right to declare payment of this Note on its demand. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Each Borrower understands and agrees that, with or without notice to Borrower, Lender may with respect to any other Borrower (a) make one or more additional secured or unsecured loans or otherwise extend additional credit;
(b) alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms any indebtedness, including increases and decreases of the rate of interest on the indebtedness; (c) exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any security, with or without the substitution of new collateral; (d) apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreements, as Lender in its discretion may determine;
(e) release, substitute, agree not to sue, or deal with any one of more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; and (f) determine how, when and what application of payments and credits shall be made on any other indebtedness owing by such other borrower. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, EACH BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. EACH BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

PDS FINANCIAL CORPORATION

By: /s/ [ILLEGIBLE]
   ------------------------------------------------
   AUTHORIZED OFFICER, TITLE     CEO
                            -----------------------

PDS FINANCIAL CORPORATION-NEVADA, Co-Borrower

By: /s/ [ILLEGIBLE]
   ------------------------------------------------
   AUTHORIZED OFFICER,     CFO
                      -----------------------------


LENDER:

U.S. BANK NATIONAL ASSOCIATION

By:  /s/ S. Lydon
   ------------------------------------------------
   Authorized Officer

===============================================================================